UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                                 Amendment No. 1

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of Earliest event reported): November 30, 2004

                           Commission File No. 0-5014
                                               ------

                                AEROTELESIS INC.
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                 (Name of Small Business Issuer in its charter)

             Delaware                                      95-2554669
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(State or other jurisdiction of                          (IRS Employer
 incorporation or organization)                      Identification Number)

             1554 S. Sepulveda Blvd. Suite 118, Los Angeles CA 90025
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               (Address of principal executive offices)(Zip Code)

Issuer's telephone number:  (310) 235-1727
                            --------------


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Item 7.  Financial Statements and Exhibits.

         (a) Letter from Jagan Narayanan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

December 3, 2004                            AEROTELESIS INC.



                                            /s/ Joseph Gutierrez
                                            -----------------------------------
                                            Joseph Gutierrez, President

12/17/2004


Claudia J. Zaman
Attorney at Law
6083 Weeping Banyan Lane
Woodland Hills CA 91367

                Re: Response to aeroTelesis, Inc. Form 8-K
                    filed December 6, 2004

Dear Ms. Zaman:

      Thank you for providing me with a copy of the Form 8-K filed by aeroTelesis, Inc., following the Board of Directors' action taken on November 30, 2004 purportedly removing me as a director and terminating my employment as Chairman and Chief Executive Officer. Pursuant to Rule 5.02 (a)(3)(iii), I ask that you attach this letter as an amendment to corporation's Form 8-K.

      During the course of my employment with aeroTelesis, I was assured by you as the corporation's attorney and other representatives of the corporation that aeroTelesis' chief asset was a licensing agreement which was listed in our financial statements as being worth $2,700,000.00. I was also assured by you, our auditor and other representatives of the corporation that aeroTelesis had complied with all legal requirements imposed on it by both Federal and State law.

      Notwithstanding these assurances, I began to see signs of financial problems. The chief problem was aeroTelesis' inability to pay my salary on a timely basis. I was also receiving information from the inventor of aeroTelesis' chief asset that aeroTelesis' licensing agreement was no longer valid because, according to the inventor, the original licensor had not complied with the terms and conditions of the inventor's license. This would necessarily affect the original licensor's ability to grant a license to aeroTelesis. In fulfilling my duties as CEO and as a member of the board of directors, I asked you for certain corporate documents to be provided to me so that I could judge for myself whether aeroTelesis's financial condition was fairly stated and most importantly, whether our license continued to have the value that aeroTelesis had assigned to it in our Form 10-K statements.

      Instead of providing the documentation I requested, the you and the two other members of the board of directors convened a board of directors meeting to discuss my concerns and to determine whether I should be removed from the board. At the board of directors meeting held on November 30, 2004, the issues I raised were not addressed and the meeting concluded by a 2- 0 vote to remove me from the board of directors and to terminate my employment.

      As a result of the above described actions of a majority of the board of directors of aeroTelesis, Inc., and the failure to provide me with the documents I requested, I have serious doubts that the financial information contained in aeroTelesis' last 10-K was fairly stated.


                                Very truly yours,


                                /s/ Jagan Narayanan

                                Jagan Narayanan
                                Former Chairman of the Board of Directors
                                And Chief Executive Officer of aeroTelesis, Inc. 32400 Seaside Dr
                                Union City, CA 94587
                                510-441-9089 (Tel)

cc: Ronald J. Palmieri, Special Counsel for aeroTelesis, Inc.
    Joseph Gutierrez, member, Board of Directors
    Dr. Christopher Cox, member, Board of Directors